Exhibit 99.2

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Jon Dessel – Building Company Value through Outstanding Leadership

626-533-3465 (Cell) ▪ jon.dessel@gmail.com

Mr. Dessel is a dynamic leader with over 28 years' experience in business management, which includes 17 years of experience in executive management. 12 years' experience in organization culture change management and business process reengineering consulting for large corporate enterprises. Jon has strong leadership experience with a proven track record for driving revenue growth with outstanding turn-around experience in a wide range of industries, with subject matter expertise in the healthcare industry specifically including Assisted Care Living, Residential Care Facilities (RCFEs), Telemedicine, and Skilled Nursing LTC.

Exceptional qualities include building business brands and strategy, PR, marketing, sales, finance, accounting, legal/contracts management, organization realignment for optimal performance, and creating enterprise value through the realignment of product and services. Jon has taken private companies public as well as led transition teams of acquired companies.

Education includes MBA in Presidential Key Executive Management from Pepperdine University, Bachelor's degree in Accounting, Certified Six Sigma process engineer, ITIL standards certified, and PMI certified Project Manager.

Professional experience is outlined as follows:

Professional Highlights

- ✓ Mr. Dessel has been a top board advisor to global companies as well as providing professional consultancy services to companies located throughout the world. The following is a partial list of companies where Jon has provided services:
  - Genesis Healthcare
  - Kaiser Permanente
  - PepsiCo
  - Wachovia Securities
  - Orange County Transit Authority
  - Bank of America
  - Onyx Acceptance Corp
  - Hughes Data Systems
  - USGS, CIA, & DOD
  - Fluor Daniel
  - 21st Century Insurance
  - First American Title
  - Thales Avionics
  - Stanford Medical
  - Petco
  - First Union Bank
  - Starbucks
  - Edwards Cinema
  - Lionsgate Entertainment
  - Technicolor
  - BMW
  - Parker Hannifin
  - First Alliance Mortgage
  - ETrade Financial
  - Triad Financial

- Ford Motor Co
- GMAC Financial.
- Hyundai
- Internet Brands
- Amcor
- CitySearch
- AT&T
- Sony Music Entertainment
- C&F Foods
- Boeing
- Yum Brands
- Wyndham Hotel Group

✓ Recognized Health Information Technology for Economic and Clinical Health (HITECH) Act specialist including HIPAA and PHI subject matter expert.

✓ Exceptional experience in providing consulting services to sovereign tribal communities to include diversification of business operations and deployment of education and health facilities.

Corporate Experience

11/02 to Present

Senior Partner, *ITIQ Solutions, Inc.* Ontario, Ca.

- Provide board advisory and strategy development services for company clients exceeding $100 million in annual revenue. Key market differentiator is my ability to leverage technology to optimize employee performance and company growth in highly competitive markets.
- Lead business turn-around and merger/acquisition services for investment firms such as BlackRock Capital, Cross Point Venture Capital, and Airspeed Equity.
- Healthcare senior facilities expert providing direct professional advisory services to Genesis Healthcare, Leisure Care, Brethren Hillcrest Community, Kaiser Permanente, and Stanford Medical.
- Development and deployment of Telemedicine technology. Funded by Aetna, coordination with numerous vendors and healthcare providers to facilitate the expansion of Telemedicine technology.

6/99 to 11/2002

Chief Information Officer, *Lucent Technologies*. Irwindale, CA.

- Responsible for $530M+ P/L budget, operation, performance, and management of 620 data centers located throughout the world. Responsible for the support and management of all corporate enterprise business applications.
- Create new strategic outlook and roadmap for systems throughout the company. Worked directly with company leaders and business units to ensure systems were designed and configured to meet the needs of the organization.
- Transformed business model to a SOA *(Service Oriented Architecture)* with standardized performance benchmarks.
- Minimize the number of data centers located throughout the world and integrate core corporate systems into a common platform which

saved the company $50M in the first 9-months of my appointment.

- Primary project leader and organizer of multiple hardware and system teams located throughout the world. Driving force behind the corporate change led through technology. Decommission of literally hundreds of rouge systems by integrating necessary business logic into standardized Oracle platform; the successful deployment of PeopleSoft HRMS; the successful deployment of FileNet and MKS change management system; corporate-wide deployment of Remedy Customer Management & Asset Tracking system.
- Drove system changes for a more cost effective and robust network and messaging infrastructure with a completely redesigned customer help desk call center. I drove not only for changes in systems, but also a change in company culture.

3/97 to 6/99

EVP Operations, *LendLease Systems, Inc*. Newport Beach, CA

- Company designed advanced financial workflow and business intelligence system for banks and financial institutions. I worked directly with sales team to insure system designs where specified, programmed, and efficiently operating based on customer's requirements.
- Key person in developing company relationship with big clients, such as Bank of America, Wachovia Securities, Onyx Acceptance, Avco Financial, Triad Financial, Ford Motor Credit, and GMAC Financial.
- Primary system designer and business analyst for credit management, treasury management, origination systems, risk-based pricing modeling, and ABS portfolio modeling.
- Completed business assessments, project plans, and coordinated all aspects of client system implementations.
- Directly managed 10 operational staff members, 16 FTE programmers and 28 contracted software programmers, as well as programming groups located in Europe.
- In 1999, company was acquired by Ford Motor Credit.

11/95 to 3/97

Director of Technology, *DataStream Technologies*. Irvine, CA.

- Created complete strategic technology model for company.
- Coordinated between sales and design to insure system deployments meet customer expectations.
- Directly managed groups of hardware engineers, software designers, quality test engineers, and technical support technicians.
- In 1997, the company was acquired by Oracle

4/87 to

Operations Director, *International Telephone & Telegraph*. Van Nuys,

10/95 CA.

- Conduct operational assessments of business units within the company.
- Complete business viability assessments of potentially acquired companies. Insure proper integration and transition with newly acquired companies.
- Ensure corporate compliance throughout the organization.
- Create financial models for identifying negative operating trends.
- Communication conduit between executive management, sales, technology, and operations.

Education

- *PhD Doctoral candidate from Pepperdine University*
- *Master's Degree* in Presidential Key Executive Management from Pepperdine University.
- *Undergraduate Degree:* BSB in Accounting from University of Phoenix.
- Information Technology Infrastructure Library (ITIL) Foundation Certified by Axelos 11/2015.
- Advanced experience using Microsoft applications, such as Project and Excel; Basecamp, Jira, and MindMap.
- Practical expertise using and deploying Knowledge Management & Business Intelligence software; Change Management software (CMDB) by ServiceNow.
- Extensive certification training spanning over 26 years in subjects including TQM, Activity-based accounting, Cultural-Change Management, Sales, Value Based Pricing, Vendor Relationship Management, Emotional Intelligence, and Agile Software Development.
- Certified Black Belt in Six Sigma process engineering (IASSC 3/2002 8N4523) and PMI certified Project Manager Professional (3214109).
- Certified Computer Security Incident Responder by Carnegie Mellon. Expert in Integrated Access Management (IAM) and Data Security by SANS Institute. Possess a Top Secret Security Clearance with the US Department of Defense.
- Certified Computer Forensics Audit using Guidance by EnCase.
- California State Licensed/Bonded Electrical Contractor.